UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Endowments

Investments for nonproﬁt institutions

Annual report for the year ended July 31, 2010

EndowmentsSM

Endowments is managed by Capital Research and Management Company,SM which also manages the 30 American Funds.® American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com/endowments.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2010 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Growth and Income Portfolio
Average annual total return	—	+0.45%	+4.08%
Cumulative total return	+12.01%	+2.29%	+49.13%

The total annual fund operating expense ratio for Growth and Income Portfolio was 0.75% (0.79% without the fee reduction described on page 12) as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through February 28, 2009. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on page 14 for details.

Equity investments are subject to market fluctuations. See the prospectus and the Risk Factors section of this report for more information on this and other risks associated with investing in the fund.

[Begin Sidebar]
Results at a glance
(for full fiscal years ending
7/31/76–7/31/10)

	Growth and Income Portfolio	Standard & Poor’s 500 Composite Index*

1976	+27.7%	+21.2%
1977	+ 6.4	– 0.2
1978	+10.4	+ 7.3
1979	+10.1	+ 8.8
1980	+17.2	+23.8
1981	+15.3	+13.0
1982	– 3.8	–13.3
1983	+56.0	+59.3
1984	– 0.4	– 3.0
1985	+30.5	+32.4
1986	+25.4	+28.4
1987	+20.2	+39.3
1988	– 2.4	–11.8
1989	+23.2	+31.9
1990	+ 4.1	+ 6.5
1991	+15.0	+12.7
1992	+15.7	+12.8
1993	+10.0	+ 8.7
1994	+ 2.8	+ 5.2
1995	+18.6	+26.1
1996	+13.2	+16.6
1997	+38.4	+52.1
1998	+ 9.1	+19.3
1999	+18.2	+20.2
2000	– 3.3	+ 9.0
2001	+18.2	–14.3
2002	– 8.6	–23.6
2003	+10.2	+10.6
2004	+13.8	+13.2
2005	+10.3	+14.0
2006	+ 4.6	+ 5.4
2007	+16.0	+16.1
2008	– 7.9	–11.1
2009	–15.3	–19.9
2010	+12.9	+13.8
Average annual compound return†	+11.5%	+10.8

*The S&P 500 is unmanaged, and includes reinvested distributions but does not reflect the effect of sales charges, commissions or expenses.

† From July 26, 1975, when Capital Research and Management Company became the investment adviser of the fund’s assets, through July 31, 2010.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.
[End Sidebar]

Dear shareholders:

We welcome the opportunity to report to you at the close of our 2010 fiscal year.

Growth and Income Portfolio

For the 12 months ended July 31, 2010, the total return for the Growth and Income Portfolio was 12.9%.* Over the same period, the unmanaged Standard & Poor’s 500 Composite Index gained 13.8%, while the Lipper Growth & Income Funds Index rose 13.5%.

During the fund’s fiscal year, equity markets continued to recover nicely from the low levels of 2009. The economy began to grow again in the second half of calendar 2009 and this trend has continued into 2010. With the return of economic growth, corporate profits have expanded sharply. Companies cut costs significantly during the recession, resulting in substantial gains in productivity and earnings. This conservative approach by companies has also been manifested in slow growth in dividends this year. The S&P 500 as a whole had a dividend yield of 3.14% in 2008, which fell to 2.01% in 2009. As of the end of the fiscal year, the index stocks have yielded 2.00%.

However, stocks have shown some weakness in the last few months. Two factors seem to be at work. First, concern about sovereign debt which began in the spring in Greece has spread more broadly throughout Europe, prompting fears of a new recession there that could affect the United States. Second, while the U.S. economy is indeed growing, its growth has been much more moderate than one might have expected given the depth of the recession. In addition, unemployment remains at a high level. The Federal Reserve has responded to these concerns by continuing to hold short-term rates at virtually zero.

The portfolio currently has significant exposure to high-quality, large cap stocks. We believe this area of the market appears attractive at current valuations. During the strong market of the past 17 months, riskier stocks have led the way. As a consequence, many of the world’s best companies can be owned at price-earnings ratios equal to or even lower than that of the overall market.

As noted on the previous page, the fund’s results trailed the benchmarks by a slight amount after being well ahead of them last year. Returns were aided by a number of financial stocks, many of which have recovered from the lows of 2009. These included Berkshire Hathaway, our third largest position, and American Express. In addition, a number of industrial stocks did very well. Boeing, for example, was the best stock in the portfolio, rising 59%. Energy and health care stocks held back returns. ExxonMobil had an especially poor year, declining 15% and other oils were also weak. Health care stocks were affected negatively by the new legislation passed in March.

During the year, we added significantly to our holdings in financials, which are now our largest sector. We also added to our holdings in the energy area as these companies are still extremely profitable, and we believe the recent share weakness provides an attractive opportunity. We reduced our holdings in the technology sector and in the consumer staples area.

As of July 31, 96% of the portfolio was invested in equities, up from 94% at the beginning of the fiscal year. The remainder was held in interest-bearing cash equivalents.

Bond Portfolio

On January 27, shareholders approved the merger of the Bond Portfolio with The Bond Fund of AmericaSM. This merger took place on February 19, at which time the Bond Portfolio’s holdings were transferred to The Bond Fund of America and shareholders received shares in that fund equivalent to the value of their shares in the Bond Portfolio.

From August 1, 2009, through February 19, 2010, the Bond Portfolio experienced a total return of 4.6%. Over the same period, the value of an investment in the unmanaged Barclays Capital U.S. Aggregate Index gained 3.4%, while the Lipper Corporate Debt A-Rated Bond Funds Average rose 6.0%.

We refer shareholders of the Bond Portfolio to the semi-annual report for The Bond Fund of America for a discussion of that fund’s return.

We look forward to reporting to you again at the mid-point of our 2011 fiscal year.

Cordially,

/s/ Robert G. O’Donnell

Robert G. O’Donnell
Vice Chairman of the Board and Principal Executive Officer

/s/ Gregory D. Johnson

Gregory D. Johnson
President

September 14, 2010

The value of a long-term perspective

Growth of a $50,000 investment under Capital Research and Management Company’s stewardship, 7/26/75–7/31/10.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/endowments.

Growth and Income Portfolio

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2010)*

Lifetime	+11.53	%1
10 years	+ 4.80
5 years	+ 1.33
1 year	+12.91

*Assumes reinvestment of all distributions.

[begin mountain chart]
	Growth and Income Portfolio	Lipper Growth & Income Funds Index4	Standard & Poor’s 500 Composite Index with dividends reinvested3

07/25/75	$50,000	$50,000	$50,000
07/31/75	49,770	50,000	49,871
07/31/76	63,476	60,735	60,467
07/31/77	67,590	62,434	60,350
07/31/78	74,525	69,272	64,777
07/31/79	82,131	77,106	70,508
07/31/80	96,277	95,121	87,260
07/31/81	110,942	108,452	98,601
07/31/82	106,860	98,876	85,511
07/31/83	166,726	154,488	136,183
07/31/84	166,164	146,807	132,141
07/31/85	216,743	193,372	174,975
07/31/86	272,165	243,630	224,681
07/31/87	326,898	319,222	312,963
07/31/88	319,361	296,921	276,178
07/31/89	393,517	375,359	364,261
07/31/90	409,757	381,311	387,824
07/31/91	471,346	423,790	437,201
07/31/92	545,557	476,028	493,020
07/31/93	600,375	539,269	535,967
07/31/94	617,007	572,677	563,582
07/31/95	731,592	688,356	710,508
07/31/96	828,273	778,691	828,122
07/31/97	1,146,319	1,122,337	1,259,661
07/31/98	1,250,106	1,247,665	1,502,488
07/31/99	1,477,738	1,410,710	1,806,129
07/31/00	1,428,818	1,438,119	1,968,146
07/31/01	1,689,291	1,407,164	1,686,257
07/31/02	1,544,010	1,138,044	1,288,040
07/31/03	1,701,152	1,244,809	1,425,050
07/31/04	1,936,007	1,420,204	1,612,612
07/31/05	2,136,028	1,640,110	1,839,094
07/31/06	2,234,591	1,761,639	1,937,955
07/31/07	2,592,587	2,030,206	2,250,444
07/31/08	2,386,485	1,777,297	2,000,856
07/31/09	2,021,466	1,443,603	1,601,710
07/31/10	2,282,342	1,638,382	1,823,437
[end mountain chart]

1From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/10.
2The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.
3The market index is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
4Lipper index does not include the effect of sales charges.

All results calculated with dividends and capital gains reinvested.
Sales charges do not apply to the Growth and Income Portfolio.
The results shown are before taxes on fund distributions and sale of fund shares.

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the back cover for details on how to obtain a complete schedule of portfolio holdings.

Growth and Income Portfolio  July 31, 2010

[begin pie chart]
Industry sector diversification	Percent of net assets

Financials	15.03%
Consumer staples	13.85
Health care	12.92
Information technology	12.32
Energy	11.74
Other industries	30.37
Short-term securities & other assets less liabilities	3.77
[end pie chart]

			Percent
			of net
Common stocks - 96.23%	Shares	Value	assets

Financials - 15.03%
Wells Fargo & Co.	92,500	$2,565,025	3.41%
Berkshire Hathaway Inc., Class A (1)	20	2,340,000	3.11
American Express Co.	28,000	1,249,920	1.66
Goldman Sachs Group, Inc.	7,500	1,131,150	1.50
U.S. Bancorp	37,000	884,300	1.17
Chubb Corp.	12,000	631,560	.84
Allstate Corp.	22,000	621,280	.83
JPMorgan Chase & Co.	15,000	604,200	.80
Other securities		1,284,110	1.71
		11,311,545	15.03

Consumer staples - 13.85%
Philip Morris International Inc.	55,000	2,807,200	3.73
Coca-Cola Co.	40,000	2,204,400	2.93
PepsiCo, Inc.	20,000	1,298,200	1.73
Wal-Mart Stores, Inc.	25,000	1,279,750	1.70
Procter & Gamble Co.	15,000	917,400	1.22
Kraft Foods Inc., Class A	25,000	730,250	.97
Hershey Co.	14,000	658,000	.87
Other securities		529,210	.70
		10,424,410	13.85

Health care - 12.92%
Merck & Co., Inc.	61,000	2,102,060	2.79
Pfizer Inc	72,000	1,080,000	1.44
Novo Nordisk A/S, Class B (2)	12,000	1,025,111	1.36
Eli Lilly and Co.	28,000	996,800	1.32
UnitedHealth Group Inc.	23,000	700,350	.93
Bristol-Myers Squibb Co.	28,000	697,760	.93
Becton, Dickinson and Co.	9,500	653,600	.87
Abbott Laboratories	13,000	638,040	.85
Johnson & Johnson	10,000	580,900	.77
Other securities		1,249,900	1.66
		9,724,521	12.92

Information technology - 12.32%
Oracle Corp.	91,000	2,151,240	2.86
Cisco Systems, Inc. (1)	87,000	2,007,090	2.67
Microsoft Corp.	58,000	1,496,980	1.99
Google Inc., Class A (1)	2,400	1,163,640	1.55
International Business Machines Corp.	5,500	706,200	.94
Other securities		1,740,880	2.31
		9,266,030	12.32

Energy - 11.74%
Exxon Mobil Corp.	35,000	2,088,800	2.78
Chevron Corp.	27,000	2,057,670	2.73
Schlumberger Ltd.	23,000	1,372,180	1.82
Royal Dutch Shell PLC, Class B (ADR)	20,000	1,068,400	1.42
ConocoPhillips	12,000	662,640	.88
TOTAL SA (ADR)	13,000	658,190	.88
Other securities		923,038	1.23
		8,830,918	11.74

Industrials - 10.53%
Boeing Co.	30,000	2,044,200	2.71
Lockheed Martin Corp.	14,800	1,112,220	1.48
General Electric Co.	47,000	757,640	1.01
United Parcel Service, Inc., Class B	10,000	650,000	.86
Other securities		3,361,350	4.47
		7,925,410	10.53

Materials - 6.99%
BHP Billiton Ltd. (2)	40,000	1,444,023	1.92
Air Products and Chemicals, Inc.	13,000	943,540	1.25
Monsanto Co.	15,000	867,600	1.15
E.I. du Pont de Nemours and Co.	16,000	650,720	.87
Other securities		1,354,150	1.80
		5,260,033	6.99

Consumer discretionary - 4.32%
Home Depot, Inc.	32,000	912,320	1.21
Time Warner Inc.	23,000	723,580	.96
Other securities		1,615,150	2.15
		3,251,050	4.32

Telecommunication services - 3.67%
AT&T Inc.	61,500	1,595,310	2.12
Verizon Communications Inc.	40,000	1,162,400	1.55
		2,757,710	3.67

Utilities - 1.91%
PG&E Corp.	15,000	666,000	.88
Other securities		771,600	1.03
		1,437,600	1.91

Miscellaneous - 2.95%
Other common stocks in initial period of acquisition		2,220,020	2.95

Total common stocks (cost: $64,047,086)		72,409,247	96.23

	Principal		Percent
	amount		of net
Short-term securities - 2.13%	(000)	Value	assets

General Electric Co. 0.18% due 8/2/2010	$1,600	$1,599,976	2.13

Total short-term securities (cost: $1,599,976)		1,599,976	2.13

Total investment securities (cost: $65,647,062)		74,009,223	98.36
Other assets less liabilities		1,235,178	1.64

Net assets		$75,244,401	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,469,134, which represented 3.28% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at July 31, 2010

Assets:
Investment securities, at value (cost: $65,647,062)		$74,009,223
Cash		119,932
Receivables for:
Sales of investments	$1,153,892
Dividends	118,280	1,272,172
		75,401,327

Liabilities:
Payables for:
Repurchases of fund's shares	74,000
Investment advisory services	39,871
Other fees and expenses	43,055	156,926
Net assets at July 31, 2010		$75,244,401

Net assets consist of:
Capital paid in on shares of beneficial interest		$75,325,062
Undistributed net investment income		205,280
Accumulated net realized loss		(8,648,129)
Net unrealized appreciation		8,362,188
Net assets at July 31, 2010		$75,244,401

Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized
Shares outstanding		5,748,148
Net asset value per share		$13.09

See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2010

Investment income:
Income:
Dividends (net of non-U.S. taxes of $13,662)	$2,027,978
Interest	8,275	$2,036,253

Fees and expenses:
Investment advisory services	411,497
Transfer agent services	717
Reports to shareholders	15,412
Registration statement and prospectus	28,892
Trustees' compensation	86,572
Trustees' travel expenses	20,880
Auditing	44,017
Legal	28,448
Custodian	1,608
Other	10,289
Total fees and expenses before fee reductions	648,332
Less fee reductions	31,087
Total fees and expenses after fee reductions		617,245
Net investment income		1,419,008

Net realized gain and unrealized appreciation on investments and currency:
Net realized gain (loss) on:
Investments	158,387
Currency transactions	(93)	158,294
Net unrealized appreciation on:
Investments	8,395,394
Currency translations	1,791	8,397,185
Net realized gain and unrealized appreciation on investments and currency		8,555,479
Net increase in net assets resulting from operations		$9,974,487

See Notes to Financial Statements

Statements of changes in net assets
	Year ended July 31
	2010	2009
Operations:
Net investment income	$1,419,008	$1,724,068
Net realized gain (loss) on investments and currency transactions	158,294	(8,825,481)
Net unrealized appreciation (depreciation) on investments and currency translations	8,397,185	(11,022,636)
Net increase (decrease) in net assets resulting from operations	9,974,487	(18,124,049)

Dividends paid to shareholders from net investment income	(1,307,610)	(1,876,180)

Net capital share transactions	(12,107,188)	(9,812,420)

Total decrease in net assets	(3,440,311)	(29,812,649)

Net assets:
Beginning of year	78,684,712	108,497,361
End of year (including undistributed net investment income: $205,280 and $93,975, respectively)	$75,244,401	$78,684,712

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has issued one series of shares, Growth and Income Portfolio (the "fund"). The fund seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of July 31, 2010:

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$11,311,545	$-		$-	$11,311,545
Consumer staples	10,424,410	-		-	10,424,410
Health care	8,699,410	1,025,111	*	-	9,724,521
Information technology	9,266,030	-		-	9,266,030
Energy	8,830,918	-		-	8,830,918
Industrials	7,925,410	-		-	7,925,410
Materials	3,816,010	1,444,023	*	-	5,260,033
Consumer discretionary	3,251,050	-		-	3,251,050
Telecommunication services	2,757,710	-		-	2,757,710
Utilities	1,437,600	-		-	1,437,600
Miscellaneous	2,220,020	-		-	2,220,020
Short-term securities	-	1,599,976		-	1,599,976
Total	$69,940,113	$4,069,110		$-	$74,009,223

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,469,134 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks – The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended July 31, 2010, the fund reclassified $93 from undistributed net investment income to accumulated net realized loss to align financial reporting with tax reporting.

As of July 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income		$205,280
Capital loss carryforwards*:
Expiring 2017	$(589,917)
Expiring 2018	(7,945,220)	(8,535,137)
Post-October capital loss deferrals (realized during the period November 1, 2009, through July 31, 2010)†		(112,991)
Gross unrealized appreciation on investment securities		13,116,698
Gross unrealized depreciation on investment securities		(4,754,537)
Net unrealized appreciation on investment securities		8,362,161
Cost of investment securities		65,647,062

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.
†These deferrals are considered incurred in the subsequent year.

Dividends from net investment income reported in the financial statements are the same for federal income tax purposes.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of the fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2010, the fee reduction was $31,087. As a result, the fee shown on the accompanying financial statements of $411,497, which was equivalent to an annualized rate of 0.500%, was reduced to $380,410, or 0.462% of average daily net assets.

Distribution services – The trust has a principal underwriting agreement with AFD. AFD does not receive compensation for any sales of the fund’s shares.

Transfer agent services – The trust has a transfer agent agreement with AFS. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net decrease
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2010	$6,568,574	511,155	$1,116,690	87,006	$(19,792,452)	(1,531,581)	$(12,107,188)	(933,420)
Year ended July 31, 2009	$5,233,923	473,866	$1,632,354	148,330	$(16,678,697)	(1,561,729)	$(9,812,420)	(939,533)

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,988,284 and $26,394,757, respectively, during the year ended July 31, 2010.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return(2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers(2)	Ratio of net income to average net assets(2)

Year ended 7/31/2010	$11.78	$.22	$1.30	$1.52	$(.21)	$-	$(.21)	$13.09	12.91%	$75	.79%	.75%	1.72%
Year ended 7/31/2009	14.24	.24	(2.44)	(2.20)	(.26)	-	(.26)	11.78	(15.29)	79	.74	.71	2.12
Year ended 7/31/2008	16.14	.26	(1.48)	(1.22)	(.30)	(.38)	(.68)	14.24	(7.95)	108	.67	.62	1.67
Year ended 7/31/2007	14.86	.29	2.03	2.32	(.27)	(.77)	(1.04)	16.14	16.02	119	.69	.64	1.81
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104	.71	.66	1.56

	Year ended July 31
	2010	2009	2008	2007	2006

Porttfolio turnover rate	22%	39%	21%	24%	25%

(1)Based on average shares outstanding.
(2)This column reflects the impact, if any, of certain waivers from CRMC. During the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Endowments – Growth and Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Endowments – Growth and Income Portfolio (the “Fund”), as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Endowments – Growth and Income Portfolio as of July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 14, 2010

Tax information
                                                                                                      unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended July 31, 2010:

Qualified dividend income	100%
U.S. government income that may be exempt from state taxation	$1,000

Additional tax information will be mailed in early 2011 to applicable shareholders. Shareholders should consult their tax advisers.

Expense example
                   unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2010, through July 31, 2010).

Actual expenses:
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

	Beginning account value 2/1/2010	Ending account value 7/31/2010	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,022.21	$3.76	.75%
Assumed 5% return	1,000.00	1,021.08	3.76	.75

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The board of trustees of the Endowments Trust (the “trust”) has approved the Investment Advisory and Service Agreement (the “agreement”) with respect to the trust’s Growth and Income Portfolio (the “fund”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through July 27, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its primary objective of providing long-term growth of principal and secondary objectives of income and preservation of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the fund and the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective March 1, 2009. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Board of trustees and other ofﬁcers

“Independent” trustees
	Year first
	elected a
Name, age and	trustee of
telephone number	the trust1	Principal occupation(s) during past five years

Ronald P. Badie, 67	2006	Retired
818/790-1133

Robert J. Denison, 69	2003	Chair, First Security Management (private investment)
Chairman of the Board
(Independent and
Non-Executive)
520/505-4890

Robert C. Hansen, 62	2009	Parks Excellence Project Manager, Save the
925/284-7698		Redwoods League; former President, The Yosemite Fund

John E. Kobara, 55	2006	Executive Vice President and COO, California
626/441-4456		Community Foundation; former CEO, CK12 Foundation; former President and CEO, Big Brothers Big Sisters of Greater Los Angeles and the Inland Empire

Steven D. Lavine, Ph.D., 63	1994	President, California Institute of the Arts
661/253-7820

Patricia A. McBride, 67	1988	Chief Financial Officer, Cosmetic and Maxillofacial
214/368-0268		Surgery Center, Medical City Dallas Hospital

Robert C. Ziebarth, 74	1993	Management Consultant, Ziebarth Company
208/725-0535		(management and financial consulting)

“Independent” trustees
	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
telephone number	trustee	Other directorships3 held by trustee

Ronald P. Badie, 67	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
818/790-1133		Obagi Medical Products, Inc.

Robert J. Denison, 69	7	None
Chairman of the Board
(Independent and
Non-Executive)
520/505-4890

Robert C. Hansen, 62	1	None
925/284-7698

John E. Kobara, 55	1	None
626/441-4456

Steven D. Lavine, Ph.D., 63	1	None
661/253-7820

Patricia A. McBride, 67	1	None
214/368-0268

Robert C. Ziebarth, 74	1	None
208/725-0535

“Interested” trustees4
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age, position with	officer of	positions held with affiliated entities or the
trust and telephone number	the trust1	principal underwriter of the trust

Robert G. O’Donnell, 66	1995	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company;
415/393-7120		Director, Capital Research and Management Company

Thomas E. Terry, 72	1969	Private investor; Consultant; former Vice President
608/256-9910		and Secretary, Capital Research and Management Company (retired 1994)

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex2
Name, age, position with	overseen by
trust and telephone number	trustee	Other directorships3 held by trustee

Robert G. O’Donnell, 66	2	None
Vice Chairman of the Board
415/393-7120

Thomas E. Terry, 72	1	None
608/256-9910

Trustee emeritus

Robert B. Egelston, 79	Former Chairman of the Board, The Capital Group Companies, Inc.5

The fund’s statement of additional information includes additional information about trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the trust is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with trust	of the trust1	principal underwriter of the trust

Gregory D. Johnson, 47	2000	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company

Denise M. Cassin, 55	2009	Senior Vice President — Client Services Group,
Senior Vice President		Capital Research and Management Company; Senior Vice President and Director, American Funds Distributors, Inc.5; Senior Vice President, The Capital Group Companies, Inc.5

Patrick F. Quan, 52	1986	Vice President — Fund Business Management
Vice President and Secretary		Group, Capital Research and Management Company

Dori Laskin, 59	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2008	Associate — Capital Research and Management
Assistant Secretary		Company

Ari M. Vinocor, 35	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Trustees and officers of the trust serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities.

5Company affiliated with Capital Research and Management Company.

6All of the officers listed, except Denise M. Cassin and Dori Laskin, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

Office of the trust
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Attn: HOST/IIS-IRV S-1
6455 Irvine Center Drive
Irvine, CA 92618

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, ask your investment professional for a prospectus.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the Endowments website at americanfunds.com/endowments.

A complete July 31, 2010, portfolio of Endowments’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Endowments, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2010, this report must be accompanied by an Endowments statistical update for the most recently completed calendar quarter. This update is available at americanfunds.com/endowments.

The Capital Group Companies

Capital International   Capital Guardian    Capital Research and Management   Capital Bank and Trust    American Funds

Lit. No. MFGEAR-980-0910P

Litho in USA REG/PL/6375-S25950

© 2010 Endowments

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert C. Ziebarth, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services1

Registrant:
a) Audit Fees:
2009	$81,000
2010	$39,000

b) Audit-Related Fees:
2009	$51
2010	$32

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$10,000
2010	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$996,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,303,000 for fiscal year 2009 and $1,496,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

1 2009 fees include amounts for both Growth and Income Portfolio and Bond Portfolio.  On February 19, 2010, The Bond Fund of America acquired Bond Portfolio pursuant to the reorganization and merger approved by shareholders on January 27, 2010.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Endowments, Growth and Income PortfolioSM
Investment portfolio

July 31, 2010

Common stocks — 96.23%	Shares	Value

FINANCIALS — 15.03%
Wells Fargo & Co.	92,500	$2,565,025
Berkshire Hathaway Inc., Class A1	20	2,340,000
American Express Co.	28,000	1,249,920
Goldman Sachs Group, Inc.	7,500	1,131,150
U.S. Bancorp	37,000	884,300
Chubb Corp.	12,000	631,560
Allstate Corp.	22,000	621,280
JPMorgan Chase & Co.	15,000	604,200
Citigroup Inc.1	90,000	369,000
Lincoln National Corp.	13,000	338,520
BB&T Corp.	13,000	322,790
KeyCorp	30,000	253,800
		11,311,545

CONSUMER STAPLES — 13.85%
Philip Morris International Inc.	55,000	2,807,200
Coca-Cola Co.	40,000	2,204,400
PepsiCo, Inc.	20,000	1,298,200
Wal-Mart Stores, Inc.	25,000	1,279,750
Procter & Gamble Co.	15,000	917,400
Kraft Foods Inc., Class A	25,000	730,250
Hershey Co.	14,000	658,000
Avon Products, Inc.	17,000	529,210
		10,424,410

HEALTH CARE — 12.92%
Merck & Co., Inc.	61,000	2,102,060
Pfizer Inc	72,000	1,080,000
Novo Nordisk A/S, Class B2	12,000	1,025,111
Eli Lilly and Co.	28,000	996,800
UnitedHealth Group Inc.	23,000	700,350
Bristol-Myers Squibb Co.	28,000	697,760
Becton, Dickinson and Co.	9,500	653,600
Abbott Laboratories	13,000	638,040
Johnson & Johnson	10,000	580,900
Medtronic, Inc.	13,000	480,610
Stryker Corp.	9,000	419,130
Baxter International Inc.	8,000	350,160
		9,724,521

INFORMATION TECHNOLOGY — 12.32%
Oracle Corp.	91,000	2,151,240
Cisco Systems, Inc.1	87,000	2,007,090
Microsoft Corp.	58,000	1,496,980
Google Inc., Class A1	2,400	1,163,640
International Business Machines Corp.	5,500	706,200
Texas Instruments Inc.	20,000	493,800
Maxim Integrated Products, Inc.	24,000	420,720
Hewlett-Packard Co.	9,000	414,360
Intel Corp.	20,000	412,000
		9,266,030

ENERGY — 11.74%
Exxon Mobil Corp.	35,000	2,088,800
Chevron Corp.	27,000	2,057,670
Schlumberger Ltd.	23,000	1,372,180
Royal Dutch Shell PLC, Class B (ADR)	20,000	1,068,400
ConocoPhillips	12,000	662,640
TOTAL SA (ADR)	13,000	658,190
Penn West Energy Trust	27,500	533,388
Occidental Petroleum Corp.	5,000	389,650
		8,830,918

INDUSTRIALS — 10.53%
Boeing Co.	30,000	2,044,200
Lockheed Martin Corp.	14,800	1,112,220
General Electric Co.	47,000	757,640
United Parcel Service, Inc., Class B	10,000	650,000
Tyco International Ltd.	15,000	574,200
Honeywell International Inc.	13,000	557,180
Avery Dennison Corp.	15,000	537,750
Emerson Electric Co.	10,000	495,400
Deere & Co.	7,000	466,760
Pitney Bowes Inc.	16,000	390,560
Waste Management, Inc.	10,000	339,500
		7,925,410

MATERIALS — 6.99%
BHP Billiton Ltd.2	40,000	1,444,023
Air Products and Chemicals, Inc.	13,000	943,540
Monsanto Co.	15,000	867,600
E.I. du Pont de Nemours and Co.	16,000	650,720
Dow Chemical Co.	20,000	546,600
Nucor Corp.	11,500	450,110
Alcoa Inc.	32,000	357,440
		5,260,033

CONSUMER DISCRETIONARY — 4.32%
Home Depot, Inc.	32,000	912,320
Time Warner Inc.	23,000	723,580
Walt Disney Co.	15,000	505,350
McDonald’s Corp.	6,000	418,380
Best Buy Co., Inc.	10,000	346,600
J.C. Penney Co., Inc.	14,000	344,820
		3,251,050

TELECOMMUNICATION SERVICES — 3.67%
AT&T Inc.	61,500	1,595,310
Verizon Communications Inc.	40,000	1,162,400
		2,757,710

UTILITIES — 1.91%
PG&E Corp.	15,000	666,000
Exelon Corp.	10,000	418,300
Southern Co.	10,000	353,300
		1,437,600

MISCELLANEOUS — 2.95%
Other common stocks in initial period of acquisition		2,220,020

Total common stocks (cost: $64,047,086)		72,409,247

	Principal amount
Short-term securities — 2.13%	(000)

General Electric Co. 0.18% due 8/2/2010	$1,600	1,599,976

Total short-term securities (cost: $1,599,976)		1,599,976

Total investment securities (cost: $65,647,062)		74,009,223
Other assets less liabilities		1,235,178

Net assets		$75,244,401

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.

2Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,469,134, which represented 3.28% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

Key to abbreviation

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-980-0910O-S25570

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Endowments — Growth and Income Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Endowments — Growth and Income Portfolio (the “Fund”) as of July 31, 2010, and for the year then ended and have issued our report thereon dated September 14, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of July 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 14, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: September 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: September 21, 2010

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: September 21, 2010